UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                                   -----------

      Date of Report (Date of earliest event reported): November 12, 2008


                                  CONSECO, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                               001-31792               75-3108137
----------------------                 ----------------        --------------
(State or other                          (Commission          (I.R.S. Employer
jurisdiction of                          File Number)        Identification No.)
organization)

11825 North Pennsylvania Street
        Carmel, Indiana                                             46032
--------------------------------------                            ----------
(Address of principal executive offices)                          (Zip Code)

                                 (317) 817-6100
                            -------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                ----------------
                        (Former name or former address,
                          if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

     On November 12, 2008, Conseco Inc. (the "Company") announced that it completed the previously announced transfer of Senior Health Insurance Company of Pennsylvania, formerly known as Conseco Senior Health Insurance Company ("Senior Health"), to Senior Health Care Oversight Trust, an independent trust (the "Trust"). In connection with the completion of the transfer, Conseco contributed $175 million to the capital of Senior Health and the Trust, as follows:

     o A 6% Senior Note due 2013 in the principal amount of $125 million, the principal of which is payable in five equal annual installments.

     o A contribution of $11 million to the Trust to provide working capital and to fund future operating expenses of the Trust.

     o Cash and cash equivalents of $39 million, including a ceding commission of $35.7 million paid by Conseco Life Insurance Company, in connection with the assignment by Senior Health of its non-long term care business to Conseco Life Insurance Company.

     The transaction was subject to approval by the Pennsylvania Insurance Department, which issued its order approving the transfer of ownership on November 12, 2008. A copy of the Company's press release is attached hereto as
Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

  (b)  Pro Forma Financial Information.



              CONSECO, INC. AND SUBSIDIARIES PRO FORMA CONSOLIDATED
                              FINANCIAL STATEMENTS


     The unaudited pro forma consolidated statement of operations of Conseco for the nine months ended September 30, 2008, and for the year ended December 31, 2007, presents the consolidated operating results for Conseco as if the transfer (the "Transfer") of the stock of Senior Health Insurance Company of Pennsylvania ("Senior Health", formerly known as Conseco Senior Health Insurance Company prior to its name change in October 2008) to an independent trust had occurred on January 1, 2007. The unaudited pro forma consolidated balance sheet of Conseco as of September 30, 2008, gives effect to the Transfer as if it had occurred on September 30, 2008.

                         CONSECO, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  for the nine months ended September 30, 2008
                  (Dollars in millions, except per share data)

                                                                                               Adjustments
                                                                                 As          relating to the      Pro
                                                                              reported          Transfer         forma
                                                                              --------          --------         -----
Revenues:
     Insurance policy income..............................................     $2,634.1         $(197.2) (1)    $2,436.9
     Net investment income (loss):
       General account assets.............................................      1,069.3          (134.6) (1)       932.6
                                                                                                   (2.1) (2)
       Policyholder and reinsurer accounts and other
       special-purpose portfolios.........................................        (71.9)             -             (71.9)
     Net realized investment losses.......................................       (549.5)          382.2  (1)      (167.3)
     Fee revenue and other income.........................................         13.8             -               13.8
                                                                               --------         -------         --------

       Total revenues.....................................................      3,095.8            48.3          3,144.1
                                                                               --------         -------         --------

Benefits and expenses:
     Insurance policy benefits............................................      2,639.6          (259.0) (1)     2,380.6
     Interest expense.....................................................         74.1             4.5  (3)        78.6
     Amortization.........................................................        303.5           (14.6) (1)       288.9
     Gain on reinsurance recapture........................................        (30.5)           29.7  (1)         (.8)
     Other operating costs and expenses...................................        434.3           (44.0) (1)       390.3
                                                                               --------         -------         --------

       Total benefits and expenses........................................      3,421.0          (283.4)         3,137.6
                                                                               --------         -------         --------

       Loss before income taxes...........................................       (325.2)          331.7              6.5

Income tax expense (benefit):
     Tax benefit on period income.........................................       (111.5)          116.1  (4)         4.6
     Valuation allowance for deferred tax assets..........................        461.2          (431.2) (5)        30.0
                                                                               --------         -------         --------

       Net income (loss) applicable to common stock.......................     $ (674.9)        $ 646.8         $  (28.1)
                                                                               ========         =======         ========

Loss per common share:
   Basic:
     Weighted average shares outstanding..................................        184.7                            184.7
                                                                                  =====                            =====

     Net loss.............................................................       $(3.65)                           $(.15)
                                                                                 ======                            =====

   Diluted:
     Weighted average shares outstanding..................................        184.7                            184.7
                                                                                  =====                            =====

     Net loss.............................................................       $(3.65)                           $(.15)
                                                                                 ======                            =====

                   The accompanying notes are an integral part
               of the pro forma consolidated financial statements.

                         CONSECO, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      for the year ended December 31, 2007
                  (Dollars in millions, except per share data)

                                                                                              Adjustments
                                                                                As          relating to the     Pro
                                                                             reported          Transfer        forma
                                                                             --------          --------        -----
Revenues:
    Insurance policy income............................................      $3,167.3         $(271.6) (1)    $2,895.7
    Net investment income (loss):
       General account assets..........................................       1,517.3          (166.8) (1)     1,346.6
                                                                                                 (3.9) (2)
       Policyholder and reinsurer accounts and
       other special-purpose portfolios................................          19.3             -               19.3
    Net realized investment losses ....................................        (155.4)           (2.6) (1)      (158.0)
    Fee revenue and other income.......................................          23.8             -               23.8
                                                                             --------         -------         --------

       Total revenues..................................................       4,572.3          (444.9)         4,127.4
                                                                             --------         -------         --------

Benefits and expenses:
    Insurance policy benefits..........................................       3,433.7          (517.8) (1)     2,915.9
    Interest expense...................................................         117.3             7.5  (3)       124.8
    Amortization.......................................................         449.3           (22.5) (1)       426.8
    Costs related to a litigation settlement...........................          64.4             -               64.4
    Loss related to an annuity coinsurance transaction.................          76.5             -               76.5
    Other operating costs and expenses.................................         604.1           (63.7) (1)       540.4
                                                                             --------         -------         --------

       Total benefits and expenses.....................................       4,745.3          (596.5)         4,148.8
                                                                             --------         -------         --------

       Income (loss) before income taxes...............................        (173.0)          151.6            (21.4)

Income tax expense (benefit):
    Tax expense (benefit) on period income.............................         (61.1)           53.1  (4)        (8.0)
    Valuation allowance for deferred tax assets........................          68.0             -               68.0
                                                                             --------         -------         --------

       Net income (loss)...............................................        (179.9)           98.5            (81.4)

Preferred stock dividends..............................................          14.1             -               14.1
                                                                             --------         -------         --------

       Net income (loss) applicable to common stock....................      $ (194.0)        $  98.5         $  (95.5)
                                                                             ========         =======         ========


Earnings (loss) per common share:
     Basic:
       Weighted average shares outstanding.............................         173.4                            173.4
                                                                                =====                            =====

       Net income (loss)...............................................        $(1.12)                           $(.55)
                                                                               ======                            =====

     Diluted:
       Weighted average shares outstanding.............................         173.4                            173.4
                                                                                =====                            =====

       Net income (loss)...............................................        $(1.12)                           $(.55)
                                                                               ======                            =====






                   The accompanying notes are an integral part
              of the pro forma consolidated financial statements.

                         CONSECO, INC. AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                            as of September 30, 2008
                              (Dollars in millions)

                                     ASSETS

                                                                                               Adjustments
                                                                                 As          relating to the      Pro
                                                                              reported          Transfer         forma
                                                                              --------          --------         -----
Total investments.........................................................    $22,044.9       $(2,588.4) (6)    $19,456.5

Cash and cash equivalents - unrestricted..................................        352.3           (44.4) (6)        230.9
                                                                                                  (77.0) (7)
Cash and cash equivalents - restricted....................................         12.0            -     (6)         12.0
Accrued investment income.................................................        351.5           (44.8) (6)        306.7
Value of policies inforce at the Effective Date...........................      1,631.1          (137.4) (6)      1,493.7
Cost of policies produced.................................................      1,859.0             -             1,859.0
Reinsurance receivables...................................................      3,412.4          (108.5) (6)      3,303.9
Income tax assets, net....................................................      2,042.8          (263.2) (8)      1,779.6
Assets held in separate accounts..........................................         22.0             -                22.0
Other assets..............................................................        333.7            (7.1) (6)        326.6
                                                                              ---------       ---------         ---------

       Total assets.......................................................    $32,061.7       $(3,270.8)        $28,790.9
                                                                              =========       =========         =========


                                                 LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
     Liabilities for insurance products...................................    $26,901.6       $(2,989.6) (6)    $23,912.0
     Other liabilities....................................................        444.6           (13.1) (6)        431.5
     Investment borrowings................................................        823.9             -               823.9
     Notes payable - direct corporate obligations.........................      1,187.6           125.0  (9)      1,312.6
                                                                              ---------       ---------         ---------

         Total liabilities................................................     29,357.7        (2,877.7)         26,480.0
                                                                              ---------       ---------         ---------

Commitments and Contingencies

Shareholders' equity:
     Common stock.........................................................          1.9             -                 1.9
     Additional paid-in capital...........................................      4,076.0             -             4,076.0
     Accumulated other comprehensive loss.................................     (1,137.7)            -            (1,137.7)
     Retained earnings (accumulated deficit)..............................       (236.2)         (393.1) (10)      (629.3)
                                                                              ---------       ---------         ---------

         Total shareholders' equity.......................................      2,704.0          (393.1)          2,310.9
                                                                              ---------       ---------         ---------

         Total liabilities and shareholders' equity.......................    $32,061.7       $(3,270.8)        $28,790.9
                                                                              =========       =========         =========



                   The accompanying notes are an integral part
              of the pro forma consolidated financial statements.

                            CONSECO AND SUBSIDIARIES
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

     On November 12, 2008, Conseco and CDOC, Inc. ("CDOC"), a wholly owned subsidiary of Conseco (and together with Conseco, the "Conseco Parties"), completed the transfer of the stock of Senior Health to Senior Health Care Oversight Trust, an independent trust (the "Independent Trust") for the exclusive benefit of Conseco Senior's long-term care policyholders. Consummation of the transaction was subject to the approval of the Pennsylvania Insurance Department.

     In addition to the transfer of the Senior Health stock, the Conseco Parties contributed $175 million of additional capital to Senior Health and the Independent Trust. The $175.0 million capital contribution consisted of cash and cash equivalents of $50 million and a note payable of $125.0 million. The note has a five-year maturity date; a 6 percent interest rate; and requires annual principal payments of $25.0 million. As a condition of the order from the Pennsylvania Insurance Department approving the Transfer, Conseco agreed that it would not pay cash dividends on its common stock while any portion of the $125 million note remained outstanding.

     The Company is currently evaluating the requirements of SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" to determine whether Senior Health will be reported as a discontinued operation in financial statements prepared after November 12, 2008.

     Adjustments to the pro forma consolidated statement of operations to give effect to the Transfer as of January 1, 2007, are summarized below:

     (1) Such amount reflects the impact of the long-term care business being transferred to the Independent Trust.

     (2) Net investment income is adjusted to reflect the income lost as a result of a $50 million capital contribution to the Independent Trust and Senior Health and $27 million of assumed transaction expenses. Net investment income in the 2008 period is further adjusted to reflect a $25 million payment on the note payable.

     (3) Interest expense in 2007 is adjusted to reflect additional interest expense on the $125 million note payable at an assumed interest rate of 6 percent. Interest expense in the 2008 period also reflects a $25 million payment on the note payable.

     (4) Reflects the tax adjustment for the pro forma adjustments at the approximate rate for the specific item.

     (5) Reduces the deferred tax valuation allowance previously recognized as a result of the Transfer transactions.

     Adjustments to the pro forma consolidated balance sheet to give effect to the Transfer as of September 30, 2008, are summarized below:

     (6) Such amount reflects the impact of the long-term care business being transferred to the Independent Trust.

     (7) Cash and cash equivalents are adjusted to reflect a $50 million capital contribution to the Independent Trust and Senior Health and $27 million of assumed transaction expenses.

     (8) All of the applicable pro forma balance sheet adjustments are tax affected at the appropriate rate. Deferred tax assets are netted against deferred tax liabilities.

     (9) Notes payable are increased to reflect the issuance of a $125 million note payable to Senior Health.

     (10) Amount represents the additional loss expected to be recognized subsequent to September 30. 2008 (after the completion of the Transfer).

  (d)  Exhibits.

     The following materials are furnished as exhibits to this Current Report on Form 8-K:

        99.1    Press release of Conseco, Inc. dated November 12, 2008.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CONSECO, INC.

November 13, 2008
                                           By:  /s/ John R. Kline
                                                ------------------------
                                                John R. Kline
                                                  Senior Vice President and
                                                  Chief Accounting Officer